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                                                                   EXHIBIT 10.2

                                                                 EXECUTION COPY




                            ASCENT PEDIATRICS, INC.


                             SUPPLEMENTAL AGREEMENT


                               Date: July 1, 1999


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                               TABLE OF CONTENTS

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                                                                         Page
                                                                         ----

ARTICLE I
        DEFINITIONS, ETC.....................................................2

ARTICLE II
        AMOUNT AND TERMS OF SECURITIES.......................................3

ARTICLE III
        ADDITIONAL CONDITIONS OF OBLIGATIONS OF THE LENDER...................3

ARTICLE IV
        COVENANTS OF THE COMPANY.............................................4

ARTICLS V
        ADDITIONAL REPRESENTATIONS OF THE COMPANY............................5

ARTICLE VI
        OTHER AMENDMENTS ....................................................5

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        SUPPLEMENTAL AGREEMENT (the "Agreement") dated as of July 1, 1999 among Ascent Pediatrics, Inc., a Delaware corporation (the "Company"), Alpharma USPD Inc., a Maryland corporation (the "Lender"), and Alpharma Inc., a Delaware corporation (the "Parent"), State Street Bank and Trust Company (the "Depositary") and each of the Original Lenders named in the Subordination Agreement described below.

        WHEREAS, pursuant to the Loan Agreement dated as of February 16, 1999 among the Company, the Lender and the Parent (the "Loan Agreement"), the Lender has agreed to loan to the Company an aggregate of up to $40 million from time to time upon the terms and conditions set forth therein;

        WHEREAS, the Lender, the Company and the Depositary are parties to a Depository Agreement dated February 16, 1999 (the "Depositary Agreement");

        WHEREAS, the Lender, the Company and the Original Purchasers named therein are parties to a Subordination Agreement dated February 16, 1999 (the "Subordination Agreement");

        WHEREAS, the Company, the Lender and the Parent are part to a Master Agreement dated February 16, 1999 (the "Master Agreement");

        WHEREAS, the parties wish to supplement and amend the Loan Agreement, the Depositary Agreement, the Master Agreement and the Subordination Agreement upon the terms and conditions set forth herein;

        WHEREAS, the Lender is the sole Holder of the Note (as defined in the Loan Agreement) and the parties are entering into this Agreement (to the extent it modifies the Loan Agreement) pursuant to Section 12.1 of the Loan Agreement.

        WHEREAS, on or prior to the date hereof, this Agreement has been approved by a majority of the Non-Alpharma Directors pursuant to Section 9.01 of the Depositary Agreement and Section 8.5 of the Master Agreement;

        NOW, THEREFORE, in consideration of the premises, it is agreed by and among the parties hereto as follows:



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                                   ARTICLE I

                               DEFINITIONS, ETC.

        1.1 Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement or in the Ancillary Agreements (as defined in the Loan Agreement).

        1 .2   Unless the context otherwise requires:

               a      a term has the meaning assigned to it;

               b. an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

               c.     "or" is not exclusive;

               d. words in the singular include the plural and in the plural include the singular;

               e.     provisions apply to successive events and transactions;
                      and

               f. "herein", "hereof" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

        1.3 This Agreement amends and supplements the Loan Agreement, the Depositary Agreement, the Subordination Agreement, the Guaranty Agreement and the Master Agreement. In case of any inconsistency between the terms of this Agreement and the Loan Agreement, the Depositary Agreement, the Subordination Agreement, the Guaranty Agreement or the Master Agreement, the terms of this Agreement shall govern. In the absence of such inconsistency, all provisions of the Loan Agreement, the Depositary Agreement, the Subordination Agreement, the Guaranty Agreement and the Master Agreement shall remain in full force and effect. Without limiting the foregoing, (a) the conditions set forth in Article III hereof shall for all purposes be considered part of Section 4.2 or 4.3 of the Loan Agreement, as applicable; (b) the representations set forth in Article V hereof shall for all purposes be considered part of Article II of the Loan Agreement; and (c) the covenants set forth in Sections 6.5 and 6.7 and Article IV hereof shall for all purposes (including defining Defaults and Events of Default) be considered part of Article VI of the Loan Agreement. Any reference in the Loan Agreement, the Depositary Agreement, the Master Agreement, the Guaranty Agreement or the Subordination Agreement to any such agreement or to the Ancillary Agreements shall be deemed to be a reference to such agreement as modified hereby. Any reference in any such agreement to approval or adoption of the Merger Agreement and the transactions contemplated thereby shall be deemed to be a reference to the Merger Agreement and such transactions as modified hereby.


                                       2

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        1.4    The parties may sign any number of copies of this Agreement.
Each signed copy shall be an original and may be signed in counterparts, but all of them together represent the same agreement.

        1.5 The laws of the State of New York, without regard to principles of conflicts of law, shall govern this Agreement to the extent it modifies the Loan Agreement or the Subordination Agreement. The laws of the State of Delaware, without regard to principles of conflicts of laws, shall govern this Agreement to the extent it modifies the Depositary Agreement or the Master Agreement.

                                   ARTICLE II
                         AMOUNT AND TERMS OF SECURITIES

        2.1 In addition to its obligations under Section 2.3(a) of the Loan Agreement, with respect to any Project Loan or Screened Project Loan, the Company shall, on the date required by such Section, deliver a Notice of Borrowing to each member of the Screening Committee (as defined herein) and to the Lender.

        2.2 In addition to the requirements under 2.3(b) of the Loan Agreement, each Notice of Borrowing shall describe the proposed use of proceeds, and shall provide sufficient information to allow the Lender and the Screening Committee to reasonably determine that the proceeds of the requested Loan will be used as required by Section 4.1 or 4.3 of this Agreement.

                                  ARTICLE III
               ADDITIONAL CONDITIONS OF OBLIGATIONS OF THE LENDER

        The obligation of the Lender to make any Loans on or after the date hereof, including the first Unrestricted Loan, is subject to the fulfillment to its reasonable satisfaction, or the waiver by the Lender, on or prior to the applicable Loan Date, of each of the following additional conditions:

               (a) The Third Amendment to the May 1998 Securities Purchase Agreement in the form attached hereto as Exhibit A (the "Investment Agreement") shall be in full force and effect.

               (b) The Furman Selz Entities (as defined in the Investment Agreement) shall have invested $2,000,000 in the Company in exchange for 7.5% Convertible Subordinated Notes due July 1, 2004 (the "New Notes") as required by the Investment Agreement and such other amounts as may be required from time to time pursuant to the Investment Agreement; the Company and each Furman Selz Entity shall have performed in all material respects all of their respective obligations under the Investment Agreement;


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               (c) The Lender shall be reasonably satisfied that the proceeds of any Unrestricted Loans being made will be used as set forth in Section 4.1 of this Agreement and that the proceeds of any Project Loans or Screened Project Loans will be used for the purposes approved by the Screening Committee pursuant to Section 4.3 of this Agreement.

                                   ARTICLE IV
                            COVENANTS OF THE COMPANY

        Subject to Section 6.10 of the Loan Agreement, the Company hereby covenants and agrees that prior to the Option Expiration Date:

        4.1 The Lender agrees that the Company delivered to the Lender on or about May 19, 1999 a detailed operating plan (designated the 1999 P-I plan) covering the period ending December 31, 2001 (the "Plan"). Not later than the first day of each calendar month, the Company shall notify the Lender in writing of any material changes to the Plan or to the assumptions underlying the Plan (each such notification, an "Update"). Notwithstanding Section 6.6 of the Loan Agreement, the Company shall use the proceeds of Unrestricted Loans only for the purposes specified in the Plan or any Update; provided, however that the Company shall not make any expenditures that are (in the aggregate) materially in excess of those contemplated by the Plan (or by any Update that has previously received Screening Committee Approval (as defined below)) unless such expenditures shall have received Screening Committee Approval. Prior to the date (the "Final Launch Date") on which (i) the FDA has granted marketing approval to the Company for both Primsol and the Orapred refrigerated product and (ii) both of such products have been commercially launched by the Company, the Plan and any Updates, shall contemplate only normal operating expenses of the Company, and expenses related to Primsol and the Orapred refrigerated product and any other purpose that receives Screening Committee Approval. Prior to the Final Launch Date, the Company shall not use the proceeds of Unrestricted Loans, any amounts received pursuant to the Investment Agreement or any other available funds (other than Project Loans or Screened Project Loans that receive Screening Committee Approval) for any other purpose, including, without limitation, any purpose related to Pediavent or the Orapred non-refrigerated product (other than as reflected in the Plan but not any Update).

        4.2 The Company and the Lender hereby form a committee under this agreement (the "Screening Committee"), consisting of two nominees of the Company (who together shall have one vote), one nominee of the Lender (who shall have one vote) and one nominee of the Furman Selz Entities as a group (who shall have one vote). The initial nominees of the Company shall be the Chairman and the President and Chief Executive Officer of the Company. Vacancies on the Screening Committee shall be filled by the Company, the Lender or the Furman Selz Entities, as applicable. The Screening Committee is not a committee of the Company or of the Board of Directors. The nominee of Alpharma shall have no duty to protect the interests of the Company, its stockholders or any of its creditors other than the Lender. The nominees of the Company and the Furman
Selz Entities shall have no duty to protect the interests of the Lender.


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        4.3    Except as provided in Section 4.1, the Company shall not (a) use any funds for any Project or (b) enter into commitments or agreements with respect to any Project, unless in each ease such action has received Screening Committee Approval. Notwithstanding Section 6.6 of the Loan Agreement, the Company shall use the proceeds of any Project Loan or Screened Project Loan only for purposes that have received Screening Committee Approval. Prior to the Final Launch Date, "Screening Committee Approval" means approval by all three votes on the Screening Committee. On and after the Final Launch Date, "Screening Committee Approval means approval by two of the three votes on the Screening Committee. The Screening Committee may, in its discretion, refuse to give Screening Committee Approval to any Project or other action.

                                   ARTICLE V
                   ADDITIONAL REPRESENTATIONS OF THE COMPANY

        The Company represents and warrants to the Lender that the Plan, each operating budget or business plan required by the Loan Agreement to be delivered and each Update required by this Agreement to be delivered is or will be based on underlying assumptions of the Company which provide a reasonable basis for the projections contained therein and which the Company reasonably believes are fair and reasonable in light of the historical financial performance of the Company and of current and reasonably foreseeable business conditions (based upon the good faith best judgment in respect thereof of the Chief Executive Officer of the Company).

                                   ARTICLE VI
                                OTHER AMENDMENTS

        6.1 The definition of the term "Option Expiration Date" in the Depositary Agreement is amended by adding the following text to the end of such definition:

               "or Article III of the Supplemental Agreement dated as of July 1, 1999 among the Company, Alpharma, Alpharma Inc., State Street Bank and Trust Company and the other parties named on the signature pages thereof (including, without limitation, the failure of such condition due to the lack of Screening Committee Approval (as defined in such agreement))."

        6.2 Clause (Y) of the proviso in the definition of the term "Option Exercise Price" in the Depositary Agreement is amended and restated in its entirety as follows:

               "(Y) with respect to each Depositary Share (the "Series G Shares") issued or issuable upon conversion of the (I) the Series C Preferred, (II) any convertible notes issuable upon exchange of the Series G Preferred or (III) the 7.5% Convertible


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               Subordinated Notes due July 1, 2004, in each case outstanding as of the Option Closing Date, or issued or issuable upon exercise of the warrants issued pursuant to the Series G Agreement, as amended by the third amendment thereto, dated as of June __, 1999 (to the extent any such shares continue to be held as of the Option Closing Date by one of the purchasers set forth on
               Schedule 1 to the Series G Agreement as so amended or an Affiliate of any such purchasers), the Original Option Exercise Price; and"

        6.3    The Loan Agreement is hereby amended to amend and restate clause
(i) of the definition of "Impairment Event" in its entirety as follows:

               "(i) the existence of a Negative Equity Position, provided, however, that notwithstanding the requirements of GAAP, (A) any amounts outstanding under the 8% Subordinated Notes, (B) any amounts outstanding under any debt securities issued upon conversion or exchange of the Series G Preferred and (C) any amounts outstanding under the Company's 7.5% Convertible Subordinated Notes due July 1, 2004 shall be considered to be equity for purposes of this clause only;"

        6.4 The Loan Agreement is hereby amended to amend and restate the definition of "Negative Equity Position" in its entirety as follows:

               "'Negative Equity Position' means the existence of a stockholders' deficit on the Company's balance sheet, determined in accordance with GAAP, as of (i) the last day of any monthly fiscal period or (ii) if so requested by the Lender or the Original Lenders (as defined in the Subordination Agreement) at any time when the maximum amount of Unrestricted Loans is outstanding, the latest practicable date."

        6.5 The Lender consents to the Company entering into the Investment Agreement and consummating the transactions contemplated thereby. Subject to
Section 6.10 of the Loan Agreement, the Company hereby covenants and agrees that any amendment to the Investment Agreement or the New Notes shall require the consent of the Lender.

        6.6 Section 7.1 of the Loan Agreement is hereby amended to add a new subsection (i) to read as follows:

               "(i) Indebtedness incurred pursuant to the Third Amendment to the May 1998 Securities Purchase Agreement"

        6.7 Subject to Section 6.10 of the Loan Agreement, the Company hereby covenants and agrees that (a) all amounts required to be invested in the Company from time to time pursuant to the Investment Agreement shall be so invested, (b) the Company shall not make any payments on the 8% Subordinated Notes, the convertible notes issuable pursuant to the May 1998 Securities Purchase Agreement or the New Notes except pursuant to their terms on the date hereof.

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        6.8    The Subordination Agreement is hereby amended to include the New
Notes in the definition of "Furman Notes."

        6.9 The Subordination Agreement is hereby amended to add the following sentence to the end of Section 2.1:

               "To the extent the Company makes any payment of principal or interest on the Furman Notes in contravention of this paragraph, the Original Lenders shall promptly repay such amounts to the Company."


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        IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above set forth.

                                ASCENT PEDIATRICS, INC.


                                By:     /s/ Alan R. Fox
                                       ------------------------------------
                                       Name:  Alan R. Fox
                                       Title: President and Chief Executive
                                              Officer


                                ALPHARMA USPD INC.


                                By:     /s/ Thomas L. Anderson
                                        ------------------------------------
                                        Name:  Thomas L. Anderson
                                        Title: President


                                ALPHARMA INC.


                                By:     /s/ Jeffrey E. Smith
                                        ------------------------------------
                                        Name:  Jeffrey E. Smith
                                        Title: V.P. Finance


                                STATE STREET BANK AND TRUST
                                COMPANY


                                By:     /s/ Charles Rossi
                                        ------------------------------------
                                        Name:  Charles Rossi
                                        Title:


                                       8
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                                  ORIGINAL LENDERS:



                                  FURMAN SELZ INVESTORS II L.P.
                                  FS EMPLOYEE INVESTORS L.L.C.
                                  FS PARALLEL FUND L.P.


                                  By:    FS PRIVATE INVESTMENTS LLC MANAGER



                                  By:    /s/ James L. Luikart
                                         ------------------------------------
                                         Name:  James L. Luikart
                                         Title: Managing Member


                                  BANCBOSTON VENTURES INC.



                                  By:    /s/ Marcia T. Baks
                                         ------------------------------------
                                         Name:  Marcia T. Baks
                                         Title: Managing Director


                                  FLYNN PARTNERS



                                  By:    /s/ James F. Flynn
                                         ------------------------------------
                                         Name:  James F. Flynn
                                         Title: General Partner/Flynn Partners



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